UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2009
HEARTWARE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-34256	26-3636023

(Commission File Number)	(I.R.S. Employer Identification Number)
205 Newbury Street, Suite 101
Framingham, MA 01701
(Address of principal executive offices including zip code)
(508) 739-0950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events
On July 29, 2009, HeartWare International, Inc., a Delaware corporation (“HeartWare”) and Thoratec Corporation, a California corporation (“Thoratec”), announced that the United States Federal Trade Commission (“FTC”) has informed them that the FTC will file a complaint in U.S. Federal District Court to challenge Thoratec’s proposed acquisition of HeartWare. The companies intend to review the FTC’s decision and mutually assess the appropriate next steps and promptly communicate their intentions once a decision has been made.
A copy of the press release is furnished as Exhibit 99.1.
Additional Information about the Acquisition and Where to Find It
Thoratec has filed a Registration Statement on Form S-4 containing a proxy statement/prospectus and other documents concerning the proposed acquisition with the Securities and Exchange Commission (the “SEC”). The proxy statement, once finalized, will be filed by HeartWare with the SEC and mailed by HeartWare to its stockholders. Investors are urged to read the proxy statement/prospectus and other relevant documents filed with the SEC because they contain important information. Security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents filed by Thoratec and HeartWare with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement/prospectus and other documents may also be obtained for free by contacting HeartWare Investor Relations by e-mail at enquiries@heartware.com.au or by telephone at 61 2 9238 2064 or on the Investor Relations page of Thoratec’s web site at www.thoratec.com or by telephone at (925) 847-8600.
HeartWare, Thoratec and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. A description of the interests in HeartWare of its directors and executive officers is set forth in HeartWare’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on June 11, 2009, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which was filed with the SEC on February 26, 2009 and amended on April 29, 2009. These documents are available free of charge at the SEC’s web site at www.sec.gov or by contacting HeartWare Investor Relations by e-mail at enquiries@heartware.com.au or by telephone at 61 2 9238 2064. Information concerning Thoratec’s directors and executive officers is set forth in Thoratec’s proxy statement for its 2009 Annual Meeting of Shareholders, which was filed with the SEC on April 15, 2009. This document is available free of charge at the SEC’s web site at www.sec.gov or by going to Thoratec’s Investors page on its corporate web site at www.Thoratec.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed merger, and a description of their direct and indirect interests in the proposed merger, which may differ from the interests of HeartWare stockholders or Thoratec shareholders, generally will be set forth in the proxy statement/prospectus when it is filed with the SEC.

Forward-Looking Statements
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the words, “believes,” “views,” “expects,” “projects,” “hopes,” “could,” “will,” “intends,” “should,” “estimate,” “would,” “may,” “anticipates,” “plans” and other similar words. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on HeartWare’s current expectations, estimates, forecasts and projections. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of HeartWare’s stockholders to approve the proposed transaction; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Thoratec and HeartWare generally, including those set forth in the filings of Thoratec and HeartWare with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. These forward-looking statements speak only as of the date hereof. HeartWare undertakes no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
99.1	Press Release, dated July 29, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated as of July 29, 2009

HEARTWARE INTERNATIONAL, INC.
By:	/s/ David McIntyre
	Name:	David McIntyre
	Title:	Chief Financial Officer & Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 29, 2009.